                                                                    Exhibit 10.4

                               ZMAX CORPORATION
                     DIRECTORS FORMULA STOCK OPTION AWARD


     THIS AWARD is made as of the Grant Date, by ZMAX CORPORATION (the "Company") to G. W. NORMAN WAREHAM (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant Date:  May 20, 1997.
          ----------

     B.   Type of Option:  Non-Qualified Stock Option.
          --------------

     C.   Plan (under which Option is granted):  ZMAX Corporation 1997 Directors
          ------------------------------------
          Formula Stock Option Plan.

     D.   Option Shares:  All or any part of 12,000 shares of the Company's
          -------------
          common stock (the "Common Stock").

     E.   Exercise Price:  $14.06 per share.
          --------------

     F.   Exercise Period:   Subject to such shorter period as provided in the
          ---------------
          attached Terms and Conditions, the Option may be exercised during the Exercise Period which commences on the Grant Date and ends no later than at the close of business on the tenth (10th) anniversary of the Grant Date, provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

     G.   Vesting Schedule:  See Schedule A (attached)
          ----------------       ----------

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                              ZMAX CORPORATION



                              By:
                                    ---------------------------
                                    Michael C. Higgins
                                    President

                             TERMS AND CONDITIONS
                                    TO THE
                               ZMAX CORPORATION
                     DIRECTORS FORMULA STOCK OPTION AWARD


     1.   Exercise of Option.  Subject to the provisions provided herein or in
          ------------------
the Award made pursuant to the ZMAX Corporation 1997 Directors Formula Stock Option Plan.

          (a) The Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Exercise Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as
     Exhibit 1, which shall be actually delivered to the Company no earlier than
     ---------
     thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option and
     (ii) payment to the Company of the Exercise Price multiplied by the number
                                                       -------------
     of shares being purchased (the "Purchase Price") in the manner provided in Subsection (b), and (iii) payment, in accordance with Section 3, of the withholding liability arising from the exercise if the Optionee becomes an employee of the Company. Upon acceptance of such notice and receipt of payment in full of the Purchase Price and withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

          (b) The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or, alternatively, as follows:

              (i) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six months prior to the date of the Option's exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

              (ii) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     2.   Exercise Price.  The exercise price for each Option Share shall be
          --------------
$14.06, subject to adjustment as set forth in Section 7 below (the "Exercise Price").

     3.   Withholding.  If the Optionee becomes an employee of the Company, the
          -----------
Optionee must satisfy his federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash, (ii) by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit
                                                                        -------
2 (a "Withholding Election"), to have the actual number of shares of Common
-
Stock issuable upon exercise reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iii) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

          (a) the Withholding Election is made by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form of Exhibit 2 attached hereto;

          (b) the Withholding Election is delivered to the Company sufficiently in advance of the date on which the amount of tax required to be withheld is determined (the "Tax Date") as the Committee under the Plan (the "Committee") determines is necessary or appropriate to satisfy the conditions of the exemptions provided under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act");

          (c) any Withholding Election is irrevocably given in a manner that satisfies the requirements of the exemption provided under Rule 16b-3 promulgated under the 1934 Act; and

          (d) if the Optionee is considered by the Committee not to be subject to Section 16 of the 1934 Act, the Withholding Election is made no later than the Tax Date.

     Notwithstanding anything to the contrary herein, the Committee may in its sole discretion disapprove and give no effect to any Withholding Election.

     4.   Term and Termination of Option.  The Option shall terminate on the
          ------------------------------
earliest of (i) the last day of the Exercise Period, (ii) as of the date which is fifteen (15) days after cessation of service if the Optionee ceases, during the first year after the Grant Date, to serve as either a director, employee, or consultant of the Company or a Subsidiary (as defined in the Plan) for any reason, except if the cessation of service is due to death or Disability for "Cause" as defined below, (iii) as of the date which is one year after cessation of service if the Optionee ceases upon or after the first anniversary of the Grant Date, to serve as either a director, employee, or consultant of the Company or a Subsidiary, except if such cessation of service is due to death or Disability or for Cause, (iv) as of the date which is one year after the Optionee's death or Disability (as defined in the Plan), (v) as of the time the Optionee ceases to serve as either a director, employee, or consultant of the Company or a Subsidiary for Cause, or (vi) as of the time the Optionee breaches the provisions of any confidentiality, noncompetition, or nonsolicitation agreement with the Company or a Subsidiary, whether pursuant to an employment or consulting agreement or otherwise. Upon the termination of the Option, this Option and all unexercised rights granted to Optionee hereunder shall terminate, and thereafter be null and void.

     "Cause" means

     (a) willful and continued failure (other than failure resulting from incapacity during illness) to substantially perform duties with the Company or a Subsidiary,

     (b) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company or a Subsidiary, as determined by the Committee,

     (c) conviction for a felony or any other crime involving moral turpitude, or

     (d) "Cause" or words of similar impart as defined or determined pursuant to any employment or consulting agreement between the Optionee and the Company or a Subsidiary.

     5.   Rights as Shareholder.  Until the stock certificates reflecting the
          ---------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or this Award otherwise provides.

     6.   Restriction on Transfer of Option.  The Option evidenced hereby is
          ---------------------------------
nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his legal representative) and after his death, only by legal representative of the Optionee's estate.

     7.   Changes in Capitalization; Merger; Reorganization.
          -------------------------------------------------

          (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation or other reorganization involving the Company or a tender offer for shares of Common Stock, the Committee may, in its sole discretion, adjust the number and class of securities subject to the Option, with a corresponding adjustment made in the Exercise Price; substitute a new option to replace the Option; or accelerate the termination of the Option Period to a date prior to the occurrence of any event specified in Section 4 above; or, terminate the Option in consideration of payment to Optionee of the excess of the then Fair Market Value (as defined in the Plan) of the vested Option Shares over the Exercise Price of the vested Option Shares.

          (c) The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     8.   Special Limitations on Exercise.  Any exercise of the Option is
          -------------------------------
subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

     9.   Shareholders Agreement.  As a condition to the exercise of this
          ----------------------
Option, the Optionee may be required to enter into a shareholders agreement if there is one in place in which other shareholders of the Company are a party to at the time the Optionee wishes to exercise the Option.

     10.  Legend on Stock Certificates.  Certificates evidencing  the Option
          ----------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Award and in the Plan.

     11.  Governing Laws.  This Award shall be construed, administered and
          --------------
enforced according to the laws of the State of Maryland; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

     12.  Successors.  This Award shall be binding upon and inure to the benefit
          ----------
of the heirs, legal representatives, successors and permitted assigns of the parties.

     13.  Notice.  Except as otherwise specified herein, all notices and other
          ------
communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     14.  Severability.  In the event that any one or more of the provisions or
          ------------
portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this

Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     15.  Entire Agreement.  Subject to the terms and conditions of the Plan,
          ----------------
this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     16.  Violation.  Any transfer, pledge, sale, assignment, or hypothecation
          ---------
of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

     17.  Headings.  Paragraph headings used herein are  for convenience of
          --------
reference only and shall not be considered in construing this Award.

     18.  Specific Performance.  In the event of any actual or threatened
          --------------------
default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     19.  No Right to Continued Employment or Service.  Neither the
          -------------------------------------------
establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment or service.

                                  SCHEDULE A
                               VESTING SCHEDULE


                       Years of Service
                       as a Director
                       After Date of Grant              Vested Option Shares
                       -------------------              --------------------
                                0                              8,000
                                1                              2,000
                                2                              2,000

     For purposes of the Vesting Schedule, an Optionee shall be granted a "Year of Service" for each full consecutive year of continuous service as a director, employee, or consultant with the Company or an Affiliate beginning on the Date of Grant and during which the Optionee remains, at all times, a director, employee, or consultant of the Company or an Affiliate.

                                   EXHIBIT 1

                             NOTICE OF EXERCISE OF
                           STOCK OPTION TO PURCHASE
                                COMMON STOCK OF
                               ZMAX CORPORATION

                                              Name ____________________________
                                              Address__________________________
                                              _________________________________
                                              Date_____________________________

ZMAX Corporation
2051 Century Boulevard
Germantown, Maryland 20874
Attn: Chief Financial Officer


Re:  Exercise of Non-Qualified Stock Option

Gentlemen:

     Subject to acceptance hereof in writing by ZMAX Corporation (the "Company") pursuant to the provisions of the ZMAX Corporation 1997 Directors Formula Stock Option Plan (the "Plan"), I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of common stock of the Company under the 1997 Nonqualified Formula Stock Option Award granted on _______________, 199__ (the "Award"). The purchase shall take place as of __________, ____ (the "Exercise Date").

     On or before the Exercise Date, I will pay the applicable purchase price as follows:

     [_] by delivery of a certified check for $____________ for the full purchase price payable to the order of ZMAX Corporation.

     [_] by delivery of a certified check for $________ representing a portion of the purchase price to the order of ________________ with the balance to consist of shares of common stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of common stock represented by such stock certificate exceeds the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

     [_] by delivery of a stock certificate representing shares of common stock of the Company that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of common stock of the Company represented by such certificate exceeds the

               EXHIBIT A to Directors Formula Stock Option Award number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

     The required federal, state and local income tax withholding, if any, on the exercise of the option shall be paid in cash on or before the Exercise Date.

     Covenants and Representations of Optionee.  Optionee represents, warrants,
     -----------------------------------------
covenants, and agrees with the Company as follows as of the date of exercising the Option:

          The Option is being received for Optionee's own account without the participation of any other person, with the intent of holding the Option and the Option Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Option Shares and not with a view to, or for resale in connection with, any distribution of the Option Shares or any portion thereof;

          Optionee is not acquiring the Option based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Option Shares subject to this Option, but rather upon an independent examination and judgment as to the prospects of the Company;

          Optionee has received a copy of the Plan, is familiar with the business and affairs of the Company, and realizes that the receipt of the Option Shares is a speculative investment and that any possible profit therefrom is uncertain;

          Optionee has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all information available with respect to the Plan, the Company and its affairs, and has received all information and data with respect to the Plan and the Company that he has requested and which he has deemed relevant in connection with his receipt of the Option and the Option Shares subject thereto;

          Optionee is able to bear the economic risk of the investment, including the risk of a complete loss of his investment, and Optionee acknowledges that he must continue to bear the economic risk of the investment in the Option Shares received upon Option exercise for an indefinite period;

          Optionee understands and agrees that the Option Shares subject to the Option may be issued and sold to Optionee without registration under any state or federal law relating to the registration of securities for sale, and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws;

          The Option Shares issued to Optionee upon exercise of the Option will not, subject to any other applicable restrictions set forth in the Plan or the Award, be offered for sale, sold or transferred by Optionee other than pursuant to:

          (1) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws;

               EXHIBIT A to Directors Formula Stock Option Award

          (2) an effective registration under the Securities Act of 1933 (the "1933 Act"), or a transaction otherwise in compliance with the 1933 Act; and

          (3) evidence satisfactory to the Company of compliance with the applicable securities laws.

The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws.

          The Company will be under no obligation to register the Option Shares issuable pursuant to the Option or to comply with any exemption available for sale of the Option Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to sale of the Option Shares by the Optionee;

          A legend indicating that the Option Shares issued pursuant to the Option has not been registered under the applicable securities laws and referring to any applicable restrictions on transferability and sale of the Option Shares may be placed on the certificate or certificates delivered to Optionee and any transfer agent of the Company may be instructed to require compliance therewith;

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

                                   Very truly yours,


                                   -----------------------------------
                                   Legal Signature

AGREED TO AND ACCEPTED:

ZMAX CORPORATION


By:
   ----------------------
Title:
      -------------------
Number of Shares Exercised:
                           ---------
Number of Shares Remaining:                 Date:
                           ---------             ---------------------

               EXHIBIT A to Directors Formula Stock Option Award

                                   EXHIBIT 2

                        NOTICE OF WITHHOLDING ELECTION

                 This Withholding Election is Required Only if
                the Optionee became an Employee of the Company

                                                 Name __________________________
                                                 Address________________________
                                                 _______________________________
                                                 Date___________________________
                                                 Social Security No.____________

ZMAX Corporation
2051 Century Boulevard
Germantown, Maryland 20874
Attn: Chief Financial Officer

     This election relates to the Option defined in Paragraph 3 below. I hereby certify that:

     (1) My correct name and social security number and my current address are set forth at the end of this document.

     (2)  I am (check one, whichever is applicable).

          [_]  the original recipient of the Option.

          [_] the legal representative of the estate of the original recipient of the Option.

          [_]  a legatee of the original recipient of the Option.

          [_]  the legal guardian of the original recipient of the Option.

     (3) The Option pursuant to which this election is made is dated _________________ and was issued under the ZMAX Corporation 1997 Directors Formula Stock Option Award dated the ____ day of _________, 199__ (the "Award") in the name of ________________ for 6,000 Shares .
          This election relates to _______________ Shares issuable upon whole or partial exercise(s) of the Option (the "Option Shares"); provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable Award provisions.

     (4) In connection with any future exercise of the Option with respect to the Option Shares, I hereby elect to have certain of the Option Shares issuable pursuant to the

               EXHIBIT B to Directors Formula Stock Option Award exercise withheld by the Company for the purpose of having the value of the Option Shares applied to pay federal, state, and local, if any, taxes arising from the exercise. The Option Shares to be withheld shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

     (5) This Withholding Election is made prior to the Tax Date and is otherwise made pursuant to Section 2 of the Award.

     (6) I understand that this Withholding Election may not be revised, amended or revoked by me but is subject to the disapproval of the Committee.

     (7) I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Option Shares a number of Option Shares having the value specified in Paragraph 4 above.

     (8) The Award has been made available to me by the Company, I have read and understand the Awards and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Award.


                                   Very truly yours,


                                   ---------------------------------
                                   Legal Signature

AGREED TO AND ACCEPTED:

ZMAX CORPORATION


By:
   ----------------------------
Title:
      --------------------------
Number of Shares Exercised:
                           ----------------------
Number of Shares Remaining:                         Date:
                           ----------------------        ------------

               EXHIBIT B to Directors Formula Stock Option Award

                                                                     Page 2 of 2